FLEX EXTRA

Supplement dated November 6, 2000
to the Prospectus dated May 1, 2000

Effective January 1, 2001, Flex Extra Contract Available Only
as a Flexible Purchase Payment Contract

The Flex Extra prospectus describes a Flex Extra single purchase payment contract and a Flex Extra flexible purchase payment contract. Effective January 1, 2001, MassMutual (“we”) will no longer sell the Flex Extra single purchase payment contract. However, we will continue to sell the Flex Extra flexible purchase payment contract and accept additional purchase payments for that contract. We will continue to service existing Flex Extra single purchase payment contracts.

November 6, 2000